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                                                                    EXHIBIT 10.1


                                 MORTGAGE NOTE


                                                              New York, New York
$265,000,000                                                  December 12, 1997

FOR VALUE RECEIVED, MHC FINANCING LIMITED PARTNERSHIP, an Illinois limited partnership ("MHC"), SAMUEL ZELL, not personally, but solely as surviving trustee under Trust Agreement and Declaration of Trust dated April 15, 1986 and known as Trust No. 41586 (the "Trust"), ORANGELAND VISTAS, INC., an Illinois corporation ("Orangeland"), PENNLAND VISTAS, INC., an Illinois corporation ("Pennland"), and SANDLAND VISTAS, INC., an Illinois corporation ("Sandland"), each having its principal office at c/o Manufactured Home Communities, Inc., 2 North Riverside Plaza, Suite 800, Chicago, Illinois 60606 (MHC, the Trust, Orangeland, Pennland and Sandland are collectively referred to herein as, "Maker"), jointly and severally promise to pay to the order of MIDLAND LOAN SERVICES, L.P., a Missouri limited partnership, or its assigns ("Payee"), having its principal office at 210 West 10th Street, Kansas City, Missouri 64105, the Principal Amount (as defined below), together with interest on the outstanding principal balance hereunder from the date hereof at the Applicable Interest Rate (as defined below). Interest accruing hereunder shall be calculated on the basis of a 360-day year composed of twelve (12) months of thirty (30) days each.

          WHEN USED HEREIN, the following capitalized terms shall have the following meanings:

"Applicable Interest Rate" shall mean (a) from the date of this Note through but not including the Reset Date (as hereinafter defined), a rate of seven and 978/10,000 percent (7.0978%) per annum (the "Initial Interest Rate") and (b) from and after the Reset Date through and including the date this Note is paid in full, a rate per annum equal to the greater of (i) the Initial Interest Rate plus two percent (2.0%) or (ii) the Treasury Rate (as hereinafter defined) plus two percent (2.0%) (the "Revised Interest Rate"). For purposes of this Note, (A) the term "Reset Date" shall mean the date that is the tenth (10th) year anniversary of the last day of the month in which the Closing Date occurs and
(B) the term Treasury Rate" shall mean, as of the Reset Date, the yield, calculated by linear interpolation (rounded to the nearest one-thousandth of one percent) of noncallable United States Treasury obligations with terms (one longer and one shorter) most nearly approximating the period from the Reset Date to the date which is ten (10) years after the Reset Date, as determined by Payee on the basis of Federal Reserve Statistical Release H.15 Selected Interest Rates under the heading U.S.
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Governmental Security/Treasury Constant Maturities or other recognized source of financial market information selected by Payee during the week prior to the Reset Date.

         "Commencement Date" shall be February 1, 1998.

         "Closing Date" shall be December 12, 1997.

         "Default Rate" shall be the Applicable Interest Rate plus three percent (3.0%) per annum.

         "Initial Monthly Amount" shall be $1,567,430.83.

         "Maturity Date" shall be January 2, 2028 or, if such day is not a Business Day, then on the next preceding Business Day

         "Payment Date" shall be the first Business Day of each month commencing on February 1, 1998 and continuing thereafter through and including the Maturity Date.

         "Principal Amount" shall be $265,000,000.

         Capitalized terms not defined herein shall have the meaning ascribed to them in the Mortgage (as hereinafter defined).

         1. The Principal Amount and interest thereon shall be due and payable in lawful money of the United States as follows

                   (a) Prior to the Reset Date, interest shall accrue on the unpaid principal balance from time to time outstanding on this Note at the Initial Interest Rate. On the Closing Date, all interest on the unpaid balance through the end of the month in which the Closing Date occurs shall be due and payable. Thereafter, commencing on the Commencement Date and continuing until the Payment Date next following the Reset Date, 120 equal monthly installments of interest only at the Initial Monthly Amount each shall be due and payable. Each such monthly installment shall be due on each Payment Date and shall bear interest from and after the applicable Payment Date (if and to the extent not then paid to Lender).

                   (b) In the event that the Maker does not prepay the entire Principal Amount of this Note and any other amounts outstanding on or before the Reset Date, then interest shall thereafter accrue on the unpaid principal balance from time to time outstanding on this Note at the Revised Interest Rate and Maker shall pay on February 1, 2008 and on each Payment Date thereafter up to and including the Maturity Date the payments provided for in Section 4 of the Cash Collateral Agreement (as defined below) in the order of priority set forth therein. Interest accrued at the Revised Interest


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         Rate and not paid pursuant to the preceding sentence shall be deferred and added to the Debt and shall accrue interest at the Revised Interest Rate (to the extent permitted by applicable law) (such accrued interest is hereinafter referred to as "Accrued Interest"). All of the Debt, including Accrued Interest, shall be due and payable on the Maturity Date.

                   (c) In addition, all amounts advanced by Payee pursuant to applicable provisions of the Loan Documents (as hereinafter defined), together with any interest at the Default Rate or other charges as therein provided, shall be due and payable hereunder two days after written demand therefor by Payee to Maker or as otherwise provided by the Loan Documents. In the event any such advance is not so repaid by Maker, Payee may, at its option, first apply any payments received hereunder to repay said advances together with any interest thereon or other charges as provided in the Loan Documents, and the balance, if any, shall be applied in payment of any installment then due. The entire remaining unpaid balance of principal of this Note, all interest accrued thereon and all other sums payable hereunder or under the Loan Documents (collectively, the "Debt") shall be due and payable in full on the Maturity Date.

                   (d) Amounts due on this Note shall be payable, without any counterclaim, setoff or deduction whatsoever, in accordance with the Cash Collateral Agreement or as Payee or its agent or designee may otherwise from time to time designate in writing.

         2. This Note is secured by an Amended, Restated and Consolidated Renewal Indenture of Mortgage, Deed of Trust, Security Agreement, Financing Statement, Fixture Filing and Assignment of Leases, Rents and Security Deposits, of even date herewith (the "Mortgage") from Maker for the benefit of Payee, by an Assignment of Rents and Leases of even date herewith (the "Assignment") from Maker to Payee and by a Cash Collateral Account Security, Pledge, Assignment and Control Agreement of even date herewith (the "Cash Collateral Agreement") between Maker and Payee. The Mortgage, the Assignment, the Cash Collateral Agreement and any other instrument given at any time to secure this Note are hereinafter collectively called the "Loan Documents."

         3. (a) Maker shall have no right to prepay the principal of this Note in full or in part at any time prior to the Reset Date, except as hereinafter set forth in this paragraph 3.

              (b) Maker shall have the right to prepay the principal of this Note from the proceeds of insurance or condemnation awards in accordance with
Section 6 of the Mortgage.

              (c) Maker shall have the right to effect a Defeasance of this Note in whole or in part at the times and otherwise in accordance with the terms and conditions set forth in the Mortgage.


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              (d) Notwithstanding the foregoing, this Note may be prepaid in whole or in part without regard to the Defeasance requirements of the Mortgage at any time after the date which is three (3) months prior to the Reset Date. Any partial prepayments of principal shall not change the Payment Dates or amounts of subsequent monthly installments, unless Payee shall otherwise agree in writing.

              (e) Upon acceleration of this Note in accordance with its terms and the terms of the Loan Documents, Maker agrees that Payee shall be entitled to add to the then outstanding principal amount due hereunder the positive difference between (i) the amount of the Defeasance Collateral that would be required to effect a Defeasance of this Note as of the date of such tender and
(ii) the then outstanding principal amount due hereunder. A tender of payment of the amount necessary to pay and satisfy the entire unpaid principal balance of this Note or any portion thereof at any time after an Event of Default or an acceleration by Payee of the indebtedness evidenced hereby, whether such payment is tendered voluntarily, during or after foreclosure of the Mortgage, or pursuant to realization upon other security, shall constitute a purposeful evasion of the prepayment terms of this Note, shall be deemed to be a voluntary prepayment hereof, and Maker shall be required to pay the amount described above.

         4. If Maker defaults in the payment of any installment of principal and interest on the date on which it shall fall due or in the performance of any of the agreements, conditions, covenants, provisions or stipulations contained in this Note or in the Loan Documents, and if such default shall continue beyond any grace period provided for in the Mortgage so as to constitute an Event of Default thereunder, then Payee, at its option and without further notice to Maker, may declare immediately due and payable the entire unpaid principal balance of this Note, together with interest thereon at an annual rate after the date of such default equal to the Default Rate, together with all sums due by Maker under the Loan Documents, anything herein or in the Loan Documents to the contrary notwithstanding. The foregoing provision shall not be construed as a waiver by Payee of its right to pursue any other remedies available to it under the Mortgage, this Note or any other Loan Document, nor shall it be construed to limit in any way the application of the Default Rate. Any payment hereunder may be enforced and recovered in whole or in part at such time by one or more of the remedies provided to Payee in this Note or in the Loan Documents. In the event that: (i) this Note or any Loan Document is placed in the hands of an attorney for collection or enforcement or is collected or enforced through any legal proceeding; (ii) an attorney is retained to represent Payee in any bankruptcy, reorganization, receivership, or other proceedings affecting creditors' rights and involving a claim under this Note or any Loan Document; (iii) an attorney is retained to protect or enforce the lien of the Mortgage or any Loan Document; or
(iv) an attorney is retained to represent Payee in any other proceedings whatsoever in connection with this Note, the Mortgage, any of the Loan
Documents or any portion of the Trust Estate subject thereto, then Maker shall pay to Payee all reasonable out-of-pocket attorney's fees, costs and expenses incurred in connection therewith, including costs of appeal, together with interest on any judgment obtained by Payee at the Default Rate.



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         5.   If Maker defaults in the payment of any monthly installment of principal (other than the final installment due upon acceleration or on the Maturity Date), interest or required escrows for more than ten (10) days after any Payment Date therefor, then Maker shall pay to Payee a late payment charge in an amount equal to three percent (3%) of the amount of the installment not paid as aforesaid. An additional late charge equal to three percent (3%) of the monthly payment due will be charged for each successive month the payment remains outstanding. Said late charge payments if payable, shall be secured by the Mortgage and the other Loan Documents, shall be payable without notice or demand by Payee, and are independent of and have no effect upon the rights of Payee under paragraph 4 above.

         6. Maker and all endorsers, sureties and guarantors hereby jointly and severally waive all applicable exemption rights, valuation and appraisement, presentment for payment, demand, notice of demand, notice of nonpayment or dishonor, protest and notice of protest of this Note, and all other notices in connection with the delivery, acceptance, performance, default or enforcement of the payment of this Note. Maker and all endorsers, sureties and guarantors consent to any and all extensions of time, renewals, waivers or modifications that may be granted by Payee with respect to the payment or other provisions of this Note and to the release of the collateral or any part thereof, with or without substitution, and agree that additional makers, endorsers, guarantors or sureties may become parties hereto without notice to them or affecting their liability hereunder.

         7. Payee shall not be deemed, by any act of omission or commission, to have waived any of its rights or remedies hereunder unless such waiver is in writing and signed by Payee, and then only to the extent specifically set forth in writing. A waiver of one event shall not be construed as continuing or as a bar to or waiver of any right or remedy to a subsequent event,

         8. This Note shall be governed by and construed in accordance with the laws of the State of New York (the "State").

         9. The parties hereto intend and believe that each provision in this Note comports with all applicable law. However, if any provision in this Note is found by a court of law to be in violation of any applicable law, and if such court should declare such provision of this Note to be unlawful, void or unenforceable as written, then it is the intent of all parties hereto that such provision shall be given full force and effect to the fullest possible extent that is legal, valid and enforceable, that the remainder of this Note shall be construed as if such unlawful, void or unenforceable provision were not contained therein, and that the rights, obligations and interest of Maker and the holder hereof under the remainder of this Note shall continue in full force and effect; provided however, that if any provision of this Note which is found to be in violation of any applicable law concerns the imposition of interest hereunder, the rights, obligations and interests of Maker and Payee with respect to the imposition of interest hereunder shall be governed and controlled by the provisions of the following paragraph.


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         10.  It being the intention of Payee and Maker to comply with the laws of the State with regard to the rate of interest charged hereunder, it is agreed that, notwithstanding any provision to the contrary in this Note, the Mortgage, or any of the other Loan Documents, no such provision, including without limitation any provision of this Note providing for the payment of interest or other charges, shall require the payment or permit the collection of any amount ("Excess Interest") in excess of the maximum amount of interest permitted by law to be charged for the use or detention, or the forbearance in the collection, of all or any portion of the indebtedness evidenced by this Note. If any Excess Interest is provided for, or is adjudicated to be provided for, in this Note, the Mortgage, or any of the other Loan Documents, then in such event:

                   (i)   the provisions of this paragraph shall govern;

                   (ii)  Maker shall not be obligated to pay any Excess
              Interest;

                   (iii) any Excess Interest that Payee may have received
              hereunder shall, at the option of Payee, be (x) applied as a credit against the unpaid principal balance then due under this Note, accrued and unpaid interest thereon not to exceed the maximum amount permitted by law, or both, (y) refunded to the payor thereof or (z) any combination of the foregoing;

                   (iv) the applicable interest rate or rates provided for herein shall be automatically subject to reduction to the maximum lawful rate allowed to be contracted for in writing under the applicable usury laws of the aforesaid State, and this Note, the Mortgage and the other Loan Documents shall be deemed to have been, and shall be, reformed and modified to reflect such reduction in such interest rate or rates; and

                   (v) Maker shall not have any action or remedy against Payee for any damages whatsoever or any defense to enforcement of this Note, the Mortgage or any other Loan Document arising out of the payment or collection of any Excess Interest.

         11. Upon any endorsement, assignment, or other transfer of this Note by Payee or by operation of law, the term "Payee," as used herein, shall mean such endorsee, assignee, or other transferee or successor to Payee then becoming the holder of this Note. This Note shall inure to the benefit of Payee and its successors and assigns and shall be binding upon the undersigned and its successors and assigns. The term "Maker" as used herein shall include the respective successors and assigns, legal and personal representatives, executors, administrators, devisees legatees and heirs of maker.



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         12.  Any notice, demand or other communication which any party may desire or may be required to give to any other party shall be in writing and shall be given as provided in the Mortgage.

         13. To the extent that Maker makes a payment or Payee receives any payment or proceeds for Maker's benefit, which are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, debtor in possession, receiver, custodian or any other party under any bankruptcy law, common law or equitable cause, then, to such extent, the obligations of Maker hereunder intended to be satisfied shall be revived and continue as if such payment or proceeds had not been received by Payee.

         14. Maker shall execute and acknowledge (or cause to be executed and acknowledged) and deliver to Payee all documents, and take all actions, reasonably required by Payee from time to time to confirm the rights created or now or hereafter intended to be created under this Note and the Loan Documents, to protect and further the validity, priority and enforceability of this Note and the Loan Documents, to subject to the Loan Documents any property of Maker intended by the terms of any one or more of the Loan Documents to be encumbered by the Loan Documents, or otherwise carry out the purposes of the Loan Documents and the transactions contemplated thereunder; provided, however, that no such further actions, assurances and confirmations shall increase Maker's obligations under this Note or the Loan Documents.

         15. No modification, amendment, extension, discharge, termination or waiver (a "Modification ") of any provision of this Note, or any one or more of the other Loan Documents, nor consent to any departure by Maker therefrom, shall in any event be effective unless the same shall be in a writing signed by the party against whom enforcement is sought, and then such waiver or consent shall be effective only in the specific instance, and for the purpose, for which given. Except as otherwise expressly provided herein, no notice to, or demand on, Maker shall entitle Maker to any other or future notice or demand in the same, similar or other circumstances. Payee does not hereby agree to, nor does Payee hereby commit itself to, enter into any Modification.

         16. Maker hereby expressly and unconditionally waives, in connection with any suit, action or proceeding brought by Payee on this Note, any and every right it may have to (a) a trial by jury, (b) interpose any counterclaim therein (other than a counterclaim which can only be asserted in the suit, action or proceeding brought by Payee on this Note and cannot be maintained in a separate action) and (c) have the same consolidated with any other or separate suit, action or proceeding.

         17. Notwithstanding any provision to the contrary in the Mortgage, this Note or the Loan Documents, recourse to the EXculpated Parties (as defined in the Mortgage) with respect to any claims arising under or in connection with this Note shall be limited to the extent provided in Section 33 of the Mortgage.



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         18.  [Reserved]

         19. Any legal action or proceeding with respect to this Note and any action for enforcement of any judgment in respect thereof may be brought in the courts of the State of New York or of the United States of America for the Southern District of New York, and, by execution and delivery of this Note, Maker hereby accepts for itself and in respect of its property, generally and unconditionally, the non-exclusive jurisdiction of the aforesaid courts and appellate courts from any thereof. Maker irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to Maker at the address for notices set forth in the Mortgage. Maker hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Maker brought in the courts referred to above and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum. Nothing herein shall affect the right of Payee to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against Maker in any other jurisdiction.



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         IN WITNESS WHEREOF, Maker has caused this Note to be executed and delivered as of the day and year first above written.


Signed in the presence of:              MHC FINANCING LIMITED
                                        PARTNERSHIP, an Illinois limited
                                        partnership

                                        By:  MHC-QRS, Inc., a Delaware
                                             corporation, its sold
                                             general partner

 /s/ Laura Miller                            By: /s/ Ellen Kelleher
-------------------------                       ----------------------
Print Name: Laura Miller                        Name:  Ellen Kelleher
                                                Title: Executive Vice President


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/s/ Laura Miller                             /s/ Samuel Zell
--------------------------                   -----------------------------------
Print Name:  Laura Miller                    SAMUEL ZELL, NOT PERSONALLY
                                             OR INDIVIDUALLY, BUT SOLELY
                                             IN HIS CAPACITY AS TRUSTEE
                                             UNDER AN AGREEMENT AND
                                             DECLARATION OF TRUST NUM-
                                             BER 41586 DATED AS OF APRIL 15,
                                             1986




                             Signature Page - Note
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                                    ORANGELAND VISTAS, INC.,
                                    an Illinois corporation


/s/ Laura Miller                    By: /s/ Mark J. Parrell
-------------------------               ----------------------------------------
Print Name: Laura Miller              Name:  Mark J. Parrell
                                      Title: Vice President
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                                         PENNLAND VISTAS, INC.,
                                         an Illinois corporation


/s/ Laura Miller                         By: /s/ Mark J. Parrell
---------------------------                  -----------------------------------
Print Name:  Laura Miller                    Name:  Mark J. Parrell
                                             Title: Vice President
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                                    SANDLAND VISTAS, INC.,
                                    an Illinois corporation


/s/ Laura Miller                    By: /s/ Mark J. Parrell
-------------------------               ----------------------------------------
Print Name: Laura Miller                Name:  Mark J. Parrell
                                        Title: Vice President